公 司 註 冊 處
COMPANIES REGISTRY

編號 3322565
No.

公司註冊證明書
CERTIFICATE OF INCORPORATION

***

本人謹此證明
I hereby certify that

AAQL HK Limited

於本日根據香港法例第622章《公司條例》
is this day incorporated in Hong Kong under the Companies Ordinance
在香港成立為法團，此公司是一間
(Chapter 622 of the Laws of Hong Kong), and that this company is
有限公司。
a limited company.

本證明書於二〇二三年九月二十七日發出。
Issued on 27 September 2023 .

香港特別行政區公司註冊處處長鄧婉雯
Miss Helen TANG
Registrar of Companies
Hong Kong Special Administrative Region

註 Note：
公司名稱獲公司註冊處註冊，並不表示獲授予該公司名稱或其任何部分的商標權或任何其他知識產權。
Registration of a company name with the Companies Registry does not confer any trade mark rights or any other intellectual property rights in respect of the company name or any part thereof.

請沿虛線剪下並將有效的商業/分行登記證展示在營業地點。
Please cut along the dotted line and display the valid business/branch registration certificate at business address.

正 本
ORIGINAL

~~複 本~~
~~DUPLICATE~~

表格 2 FORM 2

[第 5 條]
[regulation 5]

《商業登記條例》(第 310 章)
BUSINESS REGISTRATION ORDINANCE (Chapter 310)
《商業登記規例》
BUSINESS REGISTRATION REGULATIONS

商業 / ~~分行~~登記證 Business / ~~Branch~~ Registration Certificate

業務 / 法團所用名稱
Name of Business/ Corporation
AAQL HK LIMITED

業務 / 分行名稱
Business/ Branch Name
* *
* *

地 址
Address
RM 1201, 12/F TAI SANG BANK
BLDG 130-132 DES VOEUX RD
CENTRAL
HONG KONG

業務性質
Nature of Business
CORP

法律地位
Status
BODY CORPORATE

生效日期 Date of Commencement	屆滿日期 Date of Expiry	登記證號碼 Certificate No.	登記費及徵費 Fee and Levy (APP)
27/09/2023	26/09/2024	75754907-000-09-23-4	$2,150

(登記費 FEE = $ 2,000)
(徵費 LEVY = $ 150)

請注意下列《商業登記條例》的規定：

1. 第 6(6)條規定任何業務獲發商業登記證或分行登記證，並不表示該業務或經營該業務的人或受僱於該業務的僱員已遵從有關的任何法律規定。
2. 第 12 條規定各業務須將其有效的商業登記證或有效的分行登記證於每一營業地點展示。

Please note the following requirements of the Business Registration Ordinance:

1. Section 6(6) provides that the issue of a business registration certificate or a branch registration certificate shall not be deemed to imply that the requirements of any law in relation to such business or to the persons carrying on the same or employed therein have been complied with.
2. Section 12 provides that valid business registration certificate or valid branch registration certificate shall be displayed at every address where business is carried on.

機印所示登記費及徵費收訖。 RECEIVED FEE AND LEVY HERE STATED IN PRINTED FIGURES.

21/09/2023 229433572 $2,150.00

IRDB101B (12/2010)

Your Receipt
Companies Registry
H.K.

21/09/2023 09:23:10

Submission No.:	229762784/3
CR NO.:	
Sh. Form.:	IRBR1

Revenue Code	Amount (HKD)
111	$2,000.00
113	$150.00

Receipt No.	Method	Amount (HKD)
292291433572	Chq	$2,150.00

Total Paid $2,150.00

公司註冊處
Companies Registry

法團成立表格
(股份有限公司)
Incorporation Form
(Company Limited by Shares)

表格 Form **NNC1**

註 Note

8 1 建議採用的公司名稱 **Proposed Company Name**

建議採用的公司英文名稱 **Proposed English Company Name**

AAQL HK Limited

建議採用的公司中文名稱 **Proposed Chinese Company Name**

9 2 公司類別 **Type of Company**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 私人 Private ☐ 公眾 Public

10 3 公司在香港的註冊辦事處的建議地址
Proposed Address of the Company's Registered Office in Hong Kong

ROOM 1201, 12/F
TAI SANG BANK BUILDING
130-132 DES VOEUX ROAD, CENTRAL
Hong Kong

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

11 4 電郵地址 **Email Address**

4 提交人資料 **Presentor's Reference**

姓名 Name: ZITA SECRETARY SERVICE CO., LIMITED

地址 Address: ROOM 1201, 12/F, TAI SANG BANK BUILDING, 130-132 DES VOEUX ROAD, CENTRAL, HONG KONG

電話 Tel: 3117-2200 傳真 Fax: 2556-5163

電郵 Email: hk-zita51@51zita.com

檔號 Reference:

請勿

Companies Registry
H.K.

21/09/2023 09:23:10

Submission No.: 229762764/1

CR NO.:

Sh. Form.: NNC1

Revenue Code	Amount(HKD)
03	$1,425.00
24	$295.00

Receipt No.	Method	Amount(HKD)
292291433571	Chq	$1,720.00

Total Paid $1,720.00

⓬ 5 公司組成時的股本及最初的股份持有情況 Share Capital and Initial Shareholdings on the Company's Formation

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議發行的股份總數 Total Number of Shares Proposed to be Issued	貨幣 Currency	創辦成員認購的股本總額 Total Amount of Share Capital to be Subscribed by Founder Members (a)	建議發行的股份的將要繳付或視為已繳付的總款額 Total Amount to be Paid Up or to be Regarded as Paid Up on the Shares Proposed to be Issued (b)	建議發行的股份的尚未繳付或視為尚未繳付的總款額 Total Amount to Remain Unpaid or to be Regarded as Unpaid on the Shares Proposed to be Issued (a) – (b)
Ordinary	1	HKD	1.00	1.00	0
總值 Total	1				
		HKD	1.00	1.00	0

⓭ 5A 股份所附帶的權利的詳情 Particulars of Rights Attached to Shares

(只適用於發行超過一類股份的公司 Only applicable to company issuing more than 1 class of shares)

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	附帶的權利的詳情 (包括表決權；在分派股息時參與該項分派的權利；在分派股本時參與該項分派的權利；該類別股份是否屬可贖回股份等) Particulars of Rights Attached (Including voting rights; rights to participate in a distribution as respects dividends; rights to participate in a distribution as respects capital; whether the shares are redeemable etc.)

指明編號 1/2022 (2022 年 10 月) Specification No. 1/2022 (October 2022)

⑭ 6 創辦成員 Founder Members

(如超過兩名創辦成員，請用續頁 A 填報 Use Continuation Sheet A if more than 2 founder members)

1 中文姓名／名稱 **Name in Chinese**: -

英文姓名／名稱 **Name in English**: AAQL Inc.

地址 **Address**:
Morgan and Morgan Building
Pasea Estate, Road Town
Tortola, VG1110

國家／地區 Country／Region: British Virgin Islands

認購的股本 **Share Capital to be Subscribed**

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
Ordinary	1	HKD	1.00
總值 Total	1	HKD	1.00

2 中文姓名／名稱 **Name in Chinese**:

英文姓名／名稱 **Name in English**:

地址 **Address**:

國家／地區 Country／Region:

認購的股本 **Share Capital to be Subscribed**

股份的類別 (如普通股／優先股等) Class of Shares (e.g. Ordinary／Preference etc.)	建議向該成員發行的股份數目 Shares Proposed to be Issued to the Member		
	總數 Total Number	貨幣 Currency	總款額 Total Amount
總值 Total			

指明編號 1/2022 (2022 年 10 月) Specification No. 1/2022 (October 2022)

15 7 首任公司秘書 First Company Secretary

(如超過一名公司秘書屬自然人或法人團體，請用續頁 B 填報 Use Continuation Sheet B if more than 1 company secretary is a natural person or a body corporate)

A. 公司秘書(自然人) Company Secretary (Natural Person)

16 中文姓名 Name in Chinese:

英文姓名 Name in English

姓氏 Surname:

名字 Other Names:

前用姓名 Previous Names: 中文 Chinese: | 英文 English:

別名 Alias: 中文 Chinese: | 英文 English:

17 香港通訊地址 Hong Kong Correspondence Address:

(本處不接納郵政信箱號碼 Post office box numbers are not acceptable)

18 電郵地址 Email Address:

19 身分識別 Identification

(須在 PI-NNC1 頁填報完整身分識別號碼 Provide full identification number in PI-NNC1 sheet)

(a) 香港身分證部分號碼 **Partial Number** of Hong Kong Identity Card: - - - - - * * * (*)

(b) 護照 Passport: 簽發國家／地區 Issuing Country／Region: | 部分號碼 **Partial Number**:

20 B. 公司秘書(法人團體) Company Secretary (Body Corporate)

中文名稱 Name in Chinese: 致達秘書服務有限公司

英文名稱 Name in English: ZITA SECRETARY SERVICE CO., LIMITED

21 香港地址 Hong Kong Address:

ROOM 1201, 12/F
TAI SANG BANK BUILDING
130-132 DES VOEUX ROAD, CENTRAL
Hong Kong

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

18 電郵地址 Email Address:

公司編號 Company Number: 2707099

指明編號 1/2022 (2022 年 10 月) Specification No. 1/2022 (October 2022)

表格 Form **NNC1**

15 **8 首任董事 First Directors**

A. 董事(自然人) Director (Natural Person)

(如超過一名董事屬自然人，請用續頁 C 填報 Use Continuation Sheet C if more than 1 director is a natural person)

22 中文姓名 Name in Chinese:

英文姓名 Name in English

姓氏 Surname	WAN
名字 Other Names	BARRY

	中文 Chinese	英文 English
前用姓名 Previous Names		
別名 Alias		

23 通訊地址 Correspondence Address

(須在 PI-NNC1 頁填報董事通常住址 Provide director's usual residential address in PI-NNC1 sheet)

ROOM 1201, 12/F
TAI SANG BANK BUILDING
130-132 DES VOEUX ROAD, CENTRAL

國家／地區 Country／Region: HONG KONG

(本處不接納郵政信箱號碼 Post office box numbers are not acceptable)

24 電郵地址 Email Address:

25 身分識別 Identification

(須在 PI-NNC1 頁填報完整身分識別號碼 Provide full identification number in PI-NNC1 sheet)

(a) 香港身分證部分號碼 **Partial Number** of Hong Kong Identity Card: - - - - - * * * (*)

(b) 護照 Passport

簽發國家／地區 Issuing Country／Region	部分號碼 Partial Number
UNITED STATES OF AMERICA	56675****

27

提示 Advisory Note

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

28 **出任董事職位同意書 Consent to Act as Director**

請在適用的空格內加上 ✓ 號 Please tick the relevant box

☑ 本人同意在公司成立為法團時擔任其董事，並確認本人已年滿 18 歲。
I consent to be a director of the company on its incorporation and confirm that I have attained the age of 18 years.

簽署 Signed : Barry Wan

☐ 出任董事職位同意書會於公司成立為法團的日期後 15 日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

15 8 首任董事 First Directors (續上頁 cont'd)

B. 董事(法人團體) Director (Body Corporate)

(如超過一名董事屬法人團體，請用續頁 D 填報 Use Continuation Sheet D if more than 1 director is a body corporate)

中文名稱
Name in Chinese

英文名稱
Name in English

26 地址
Address

國家／地區
Country／Region

(本處不接納「轉交」地址或郵政信箱號碼 'Care of' addresses or post office box numbers are not acceptable)

24 電郵地址
Email Address

-

公司編號 Company Number
(只適用於在香港註冊的法人團體 Only applicable to body corporate registered in Hong Kong)

27 **提示 Advisory Note**

所有公司董事均應閱讀公司註冊處編製的《董事責任指引》，並熟悉該指引所概述的董事一般責任。
All directors of the company are advised to read 'A Guide on Directors' Duties' published by the Companies Registry and acquaint themselves with the general duties of directors outlined in the Guide.

28 出任董事職位同意書 **Consent to Act as Director**
請在適用的空格內加上 ✓ 號 Please tick the relevant box

☐ 本人獲上述法人團體授權確認上述法人團體同意在公司成立為法團時擔任其董事。
I, being authorized by the above body corporate, confirm that the body corporate consents to be a director of this company on its incorporation.

簽署 Signed ： ____
法人團體的董事／公司秘書／獲授權人士*
Director／Company Secretary／Authorized Person of the Body Corporate*

☐ 出任董事職位同意書會於公司成立為法團的日期後 **15** 日內交付登記。
The Consent to Act as Director will be delivered for registration not later than 15 days after the date of incorporation of the company.

**請刪去不適用者* *Delete whichever does not apply*

表格
Form **NNC1**

9 創辦成員陳述書 Statement of Founder Member

本人現核證 I certify that：

(a) 本人為公司的創辦成員或獲其授權人士(如創辦成員為法人團體)並獲其他創辦成員(如有的話)授權簽署本表格。
I am a founder member of this company or an authorized person of a founder member, which is a body corporate (if applicable) and am authorized by the other founder members (if any) to sign this incorporation form.

(b) 名列本表格內的每一名屬自然人的公司秘書通常居於香港。
Each of the company secretaries named in this form who is a natural person ordinarily resides in Hong Kong.

(c) 名列本表格內但未簽署「出任董事職位同意書」的每一名董事已同意在公司成立為法團時擔任其董事，每一名屬自然人的董事並且已年滿 18 歲。
Each of the directors named in this form who has not signed the 'Consent to Act as Director' has consented to be a director of this company on its incorporation and each director who is a natural person has attained the age of 18 years.

(d) 所有創辦成員已為《公司條例》第 67(1)(a) 條的目的而簽署公司的章程細則，並確認連同本表格交付的公司章程細則的文本的內容，與由所有創辦成員簽署的該等章程細則的內容相同。
The company's articles have been signed by all founder members for the purposes of section 67(1)(a) of the Companies Ordinance. The contents of the copy of the company's articles delivered together with this form are the same as those of the articles signed by all founder members.

(e) 本表格所載的資料、陳述及詳情均屬準確，並與公司的章程細則內的資料、陳述及詳情相符。
The information, statements and particulars contained in this form are accurate and consistent with those contained in the company's articles.

(f) 公司已遵守《公司條例》中就有關公司註冊的所有規定。
All the requirements of the Companies Ordinance in respect of the registration of the company have been complied with.

本表格包括下列續頁／PI-NNC1 頁 This Form includes the following Continuation Sheet(s)／PI-NNC1 Sheet(s)

續頁 Continuation Sheet(s)	A	B	C	D
頁數 Number of pages	0	0	0	0

PI-NNC1 (不會供公眾查閱 NOT for Public Inspection)	
頁數 Number of pages	1

For and on behalf of
AAQL Inc.

…………………………………………
Authorized Signature(s)

簽署 Signed:

姓名 Name : AAQL Inc.
創辦成員 Founder Member

日期 Date : 20 SEP 2023
日 DD / 月 MM / 年 YYYY

指明編號 1/2022 (2022 年 10 月) Specification No. 1/2022 (October 2022)

PI-NNC1

建議採用的公司英文或中文名稱 Proposed English OR Chinese Company Name

AAQL HK Limited

首任公司秘書／董事(自然人) – 受保護資料
First Company Secretary／Director (Natural Person) – Protected Information

29 X 公眾紀錄不會顯示此頁 **This page will not be shown on the public record**

- 請於本頁申報首任公司秘書的香港身分證或護照的完整號碼。
  The full number of Hong Kong Identity Card or passport of the first company secretary should be reported on this page.
- 請於本頁申報首任董事的香港身分證或護照的完整號碼及通常住址。
  The full number of Hong Kong Identity Card or passport and usual residential address of the first director should be reported on this page.

(每一頁 PI-NNC1 只可填報一名自然人的受保護資料。如超過一名自然人資料，請另加 PI-NNC1 頁填報。
Each PI-NNC1 sheet can only report the protected information of 1 natural person. If there is information for more than 1 natural person, please report separately on additional PI-NNC1 sheet(s).)

請在適用的空格內加上 ✓ 號 Please tick the relevant box(es)

身分 Capacity: ☐ 公司秘書 Company Secretary ☑ 董事 Director

16 22 中文姓名 Name in Chinese:

英文姓名 Name in English
- 姓氏 Surname: WAN
- 名字 Other Names: BARRY

30 身分識別 Identification
- (a) 香港身分證(完整號碼) Hong Kong Identity Card (Full Number): - - - - - - - - (-)
- (b) 護照 Passport
  - 簽發國家／地區 Issuing Country／Region: UNITED STATES OF AMERICA
  - 完整號碼 Full Number: 566756773

31 董事的通常住址 Usual Residential Address of Director:
13236 POPLE AVE 4/F
FLUSHING
NY 11355

國家／地區 Country／Region: UNITED STATES OF AMERICA

請勿覆蓋此頁內的條碼
DO NOT COVER THE BARCODES ON THIS PAGE

(交付表格 NNC1 時，請將所有 PI-NNC1 頁置於最後。
Please place all PI-NNC1 sheets at the end when delivering the Form NNC1.)